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EXHIBIT 10.4
                  PROVINCE OF BRITISH COLUMBIA
        Ministry of Mines, Energy and Minerals Division
                     Mineral Titles Branch
                     RECORD OF 2 POST CLAIM
                  MINERAL TENURE ACT, Section 27

Greenwood                               378905
Mining Division                         Tenure No.

B.D. Henry                              July 4, 2000
Gold Commissioner                       Date of Record

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                APPLICATION TO RECORD A 2 POST CLAIM

     I, Thomas M. Lewis, P.O. Box 793, Rossland, British
Columbia, V0G 1Y0, (250) 362-9033,

Client No. 115666,

AGENT FOR Mike Muzylowski, 7225 Hudson Street, Vancouver, British
Columbia V6P 4K9, (604) 605-0885,

Client No. 119289,

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 082E055, in the Greenwood Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location

     Drive West on Carmi Crk Forestry Rd. 1.6 kilometers from junction of highway 33, then north on North Carmi Rd. for 5.2 kilometers to the end of road. From this point walk approximately
1.5 kilometers NW on skid road to it's termination, then approximately 140 meters north through the bush to Peak #1 & #2 I.P, then walk approximately 500 meters @145 az to Peak#3 & #4 I.P.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

     I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

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TAG NO. 621719 M INITIAL POST (No. 1)

CLAIM NAME          PEAK #4
LOCATOR             TOM LEWIS
AGENT FOR           MIKE MUZYLOWSKI
DATE COMMENCED      JULY 4, 2000
TIME COMMENCED      8:08 AM
DIR. TO F.P.        145 DEGREES
METERS TO RIGHT
METERS TO LEFT      500

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

     I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

TAG NUMBER          621719 M FINAL POST (No. 2)
CLAIM NAME          PEAK #4
LOCATOR             TOM LEWIS
AGENT FOR           MIKE MUZYLOWSKI
DIST. FROM I.P.     500 METERS
DATE COMPLETED      JULY 4, 2000
TIME COMPLETED      9:11 AM

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

                          ACKNOWLEDGMENTS

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.

/s/ Tom Lewis
Signature of Locator